Exhibit 99.1

Investor Presentation May 2012 2900 on First, Seattle, WA Flamingo South Beach, Miami, FL Elm Creek, Elmhurst, IL The Palazzo at Park La Brea, Los Angeles, CA Park Towne Place, Philadelphia, PA Sterling Apartments, Philadelphia, PA
Company Overview
Initial Public Offering completed in 1994 with $315 million capitalization. Aimco doubled in size every 18 months from 1994 - 2002 through several corporate mergers and large portfolio acquisitions. Aimco has a regular process to improve the quality and geographic focus of its portfolio through the sale of its lowest rated properties, selling more than 1,000 properties with approximately 220,000 units over the last ten years. Over the last ten years, Aimco's revenue per unit has increased an average of 4.9% annually (from $781 to $1,259) as a result of this culling process and retained portfolio revenue growth. Today, Aimco remains one of the largest owners and operators of multifamily communities in the United States. Company Overview Conventional Portfolio Affordable Portfolio Total Owned Real Estate Number of properties 196 165 361 Effective units 59,448 11,856 71,304 Average revenue/unit $1,263 $948 $1,187 NOI contribution 88% 12% 100% Aimco is one of 16 REITs included in the S&P 500 Index.
Ernie Freedman EVP & CFO Keith Kimmel EVP Property Operations Lisa Cohn EVP & General Counsel Miles Cortez EVP & CAO Acquisitions Dispositions John Bezzant EVP Transactions Dan Matula EVP Redevelopment & Construction Services Legal Human Resources Risk Administration Government Relations Communications Special Projects Finance Accounting Investor Relations IT Property Operations Redevelopment Capital Investment Leadership Team
Aimco Value Creation
Aimco 2012 Plan Free Cash Flow is defined as property NOI less assumed capital replacement expenditures of $850 per unit. Leverage metrics based on annualized projected 4Q 2012 EBITDA.

Property Operations Strategy

Low turnover strategy contributes to NOI outperformance

Low turnover strategy:

- Customer retention is key to greater NOI contribution and more predictable operating results
  - Aimco's annual turnover of 48% is significantly lower than an apartment industry average of 55% - 60%[(1)]
  - By maintaining lower than industry average turnover, Aimco avoids expensed and capitalized turn costs, vacancy loss and marketing expense of $10 - $12M annually
  - Renewal lease rates are generally less volatile and are, on average, higher than new lease rates
- On average, customers choose to rent an Aimco apartment for 22 months, up 22% from 2007



Conventional Same-Store NOI Growth
Aimco Outperformance Over 5 Years = 10%
115
110
105
100
95
2007
2008
2009
2010
2011
2012E
Aimco
2.2% CAGR
Peer Avg
2.0% CAGR
Aimco
Peer Avg

(1) Based on information collected by YieldStar.
(2) Peer group consists of AvalonBay, Camden, Equity Residential, Essex, Home Properties and UDR. 2006 - 2011 averages computed based on individual company results as reported by SNL Financial. 2012E represents midpoint of company guidance.

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2012 Plan: Property Operations Property operations are on track for a solid year
Our target customers are: Aged 24 - 40 ? high propensity to rent College-educated ? strongest job and earnings growth, lowest unemployment, annual income of $60,000 - $80,000 Single ? homeownership is a lifestyle choice; not yet motivated by marriage, children Portfolio Strategy And they want to live in: Hub and gateway cities ? lifestyle, job opportunities Urban areas ? proximity to jobs Designing portfolio around our target customers Portfolio increasingly concentrated in the locations where our target customers want to live Increase capital (redevelopment, acquisitions) Maintain capital Decrease capital Upgrade locations within market Recycle out Long-Term Capital Allocation Objectives: Manhattan Boston Philadelphia Suburban NY / NJ Washington Greater Los Angeles Denver Phoenix Chicago Houston South Florida Atlanta Seattle San Diego Jacksonville Orlando Tampa Dallas / Ft Worth Bay Area

Aimco • APARTMENT HOMES •

2012 Plan: Portfolio

Portfolio plan is on track, may accelerate asset sales

	Year-to-Date Highlights
Conventional Properties	▫ Average revenue per unit of $1,263 ↑ 8% vs. 1Q 2011 due to sale of lower-rent properties and retained portfolio revenue growth ▫ Sold for $59M (Aimco share) three properties with average revenues per unit of $753 ▫ Completed for $124M seven public partnership mergers ▫ Acquired for $69M a 488-unit property in Phoenix with average revenue per unit of $1,110 ▫ ↑ Acquisitions guidance by $70M to $290M ▫ Considering acceleration of $1B of 2013 - 2014 planned dispositions
Affordable Properties	▫ Sold for $10M (Aimco share) six properties with 577 units ▫ Expect to sell most or all of Affordable portfolio in next 4-5 years

DISPOSITIONS

Aimco Share: $550 - $650M

Conventional Properties ($500-$600M)

▫Sell 25+ properties with average revenues/unit < $700

▫Year-end 2012 portfolio:
- Average revenue /unit ↑ 9% to $1,370
- NOI margin ↑ 1.5% to 64%
- Free Cash Flow margin* ↑ 3% to 58%

▫FCF margin ↑ at rate twice that of NOI margin:
- Capital replacement spending relatively consistent across price points
- At lower rents, CR is a greater % of NOI
- Selling lower-rent properties has a levering effect on FCF and AFFO

Affordable Properties ($50M)

▫Sell 60+ properties

▫Year-end 2012 portfolio:
- ~25 properties to be sold by the end of 2013
- 64 tax credit redevelopment properties to be liquidated over the next five years

▫Eliminate compliance activities, lower offsite costs

INVESTMENTS

Total: $415 - $440M

Real Estate: $290M

▫$193M Completed in 1Q:
- $124M in public partnership mergers
- $69M direct real estate

▫Planning $94M in partnership tenders and property purchases

Redevelopment: $125 - $150M

▫Ten active projects during 2012; multi-year investment to exceed $400M

▫Three vacant properties:
- ~1,220 units returned to service over next two years
- Target rents > $2,400

▫Current returns on un-trended rents > 7%, Free Cash Flow IRRs > 10%

** Free Cash Flow is defined as property NOI less assumed capital replacement expenditures of $850 per unit*

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Redevelopment Strategy Pipeline of opportunities to generate higher risk-adjusted returns Redevelopment philosophy: Land in quality locations appreciates over time Older assets in quality locations provide opportunity for redevelopment Redevelopment is a short-cycle business making it lower-risk than ground-up development Currently, redevelopment provides higher risk-adjusted returns than acquisitions, with 2012 projects generating current returns > 7% with un-trended rents in markets where cap rates average ~4.5% for 55% value-creation or approximately $2 per share of NAV Aimco's portfolio composition and expertise in redevelopment provide a pipeline of opportunities Pacific Bay Vistas, San Bruno CA Madera Vista, Corte Madera CA Lincoln Place Apartments, Venice CA San Francisco Tiburon Corte Madera San Francisco Santa Monica Marina Del Rey
Vacant Redevelopment Properties The Preserve at Marin, Corte Madera, CA (126 units) Today After Redevelopment Lincoln Place, Venice, CA (696 existing units + 99 new) Today After Redevelopment Pacific Bay Vistas, San Bruno, CA (308 units) Today After Redevelopment
2012 Plan: Redevelopment Redevelopment plan is on track Flamingo South Beach $4M exterior project Plantation Gardens $6M ($16K/unit)
Balance Sheet Strategy Balance sheet designed for safety Leverage strategy: Limit entity risk by avoiding recourse debt, of which Aimco has very little Reduce repricing risk by using fixed-rate loans and refinancing nearer-term maturities to lock in current interest rates Reduce refunding risk by laddering maturities of long-term, non-recourse, amortizing property loans with little or no near-term maturities and using perpetual preferred stock Hedge against inflation and cap rate expansion by using long-dated, fixed-rate leverage * As of 3/31/2012 with the exception that 2012 maturities exclude $56M of committed related to 2Q 2012 maturities..
2012 Plan: Balance Sheet De-levering plan is on track, may accelerate Leverage metrics based on projected annualized 4Q 2012 EBITDA. Aimco's leverage will continue to be comprised of long-term, fixed rate, amortizing property debt and perpetual preferred securities; however, the amount of property debt and the amount of perpetual preferred securities may or may not vary from today's proportions, dependent upon future factors such as the availability and pricing of capital. Based on midpoint of Aimco's 2012 NOI growth guidance and Green Street Advisors' 2013 - 2015 NOI growth estimates published in its May 14, 2012 "Residential Sector Update".
2012 Plan: Earnings & Dividend Increasing earnings, higher dividends FFO $1.76 - $1.84 AFFO $1.24 - $1.34 Dividend* $0.20 per quarter * The Aimco Board intends to increase the company's quarterly dividend 11%, from $0.18 to $0.20 per share, at its next meeting in July. On an annualized basis, this is a 67% increase compared to 2011. Aimco's equity valuation does not reflect progress and trajectory
Forward-Looking Statements and Other Information This presentation contains forward-looking statements within the meaning of the federal securities laws, including statements regarding projected results and specifically: use of proceeds from May 2012 equity issuance; projected 2012 operating results, asset sales and redevelopment investment; projected returns on redevelopment projects started during 2012; the impact of acquisition, disposition and other investment activities on portfolio metrics; and projected 2012 leverage ratios. These forward-looking statements reflect management's judgment as of this date, and Aimco assumes no obligation to revise or update them to reflect future events or circumstances. These forward-looking statements include certain risks and uncertainties. Readers should carefully review Aimco's financial statements and notes thereto, as well as the risk factors described in Aimco's Annual Report on Form 10-K for the year ended December 31, 2011, and the other documents Aimco files from time to time with the Securities and Exchange Commission. This presentation does not constitute an offer of securities for sale.